UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-02201

                         Cutwater Select Income Fund

(Exact name of registrant as specified in charter)

113 King Street

                           Armonk, NY 10504

(Address of principal executive offices) (Zip code)

Clifford D. Corso

113 King Street

                         Armonk, NY 10504

(Name and address of agent for service)

Registrant’s telephone number, including area code:  914-273-4545

Date of fiscal year end:   March 31

Date of reporting period:   September 30, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CUTWATER SELECT INCOME FUND SHAREHOLDER LETTER – 09/30/14

October 31, 2014

DEAR SHAREHOLDERS:

Markets have been volatile over the last six months as investors have grown increasingly concerned over slowing global growth, a reduction in the accommodative monetary policies of the U.S. Federal Reserve and potential interest rate increases as well as heightened geopolitical risks including Russia/Ukraine, the Middle East/ISIS and Ebola. U.S. Treasuries have rallied during the period in response to geopolitical tensions and recent domestic stock market volatility. As a result, the 10-year Treasury yield declined from a recent peak of 2.81 percent on April 2, 2014 down to 2.49 percent on September 30, 2014 and 2.31 percent currently.

At its October meeting, the U.S. Federal Reserve ended a key part of its accommodative monetary policy, known as Quantitative Easing (“QE”), as expected by the market. Investors are now focused on when the Federal Reserve will raise policy rates. At the September meeting, the Federal Reserve updated its economic projections and projections for the Federal Funds rate through 2017. Fifteen of the seventeen participants project that the overnight borrowing rate should be at least 3 percent by 2017, and all members project that the long-run terminal rate should be 3.25 percent or higher. Of immediate importance to the market is the timing of this first rate hike with most prognosticators predicting a mid-2015 event. The Fed governors revised downward and widened the GDP growth range to “2.6 to 3.0 percent” from “3.0 to 3.2 percent.” This revision is conceptually contradictory to the expectations of higher Federal Funds rates. Our view of this curious change is that no matter how dovish Janet Yellen and the Fed majority wishes to be, they must elevate the near-zero Fed Funds rate next year. Economic data on the whole is on trend to support this plan, but GDP has experienced periods of brief disappointment as recently as the first quarter, polar vortex-driven, 2.1 percent contraction. Lowering and widening GDP expectations provides a greater window of opportunity for the Fed to raise rates even if the economy pauses.

Risk assets benefited from a decline in uncertainty during the first half of 2014 but gave back much of their gains as investor confidence wavered during the summer. During this period the European Central Bank increased its stimulative monetary policies by announcing it would purchase various asset-backed securities in the market to try to spur lending to offset faltering European economic growth and arrest the recent disinflationary trends. Japan’s economy has positively responded to its Central Bank’s accommodative monetary policies as growth and inflation have increased. However, recent Japanese economic data has been distorted by increased taxes. Most Emerging Markets have been mixed due to lower commodity prices and heightened geopolitical concerns.

Despite lower global growth forecasts for 2014, we believe improving U.S. economic data is still supportive of our forecast that we are in the Self-Sustaining Recovery phase. U.S. consumers are benefiting from improving household balance sheets and the recovering job market, and consumer confidence and retail sales continue to grow. We believe the business sector will profit from more confident consumers, increased capital investment, and modest growing world GDP, which the IMF expects to grow 3.3 percent in 2014. Given our belief in an improving economy, we see several implications for investors going forward. We expect interest rates to rise moderately, reflecting real GDP growth and inflation over time. We also expect that credit spreads may compress modestly as investors continue to search for yield and corporate fundamentals are supported by an economy that continues on its checkmark-like recovery.

In the U.S. sources of economic growth are broadening, consistent with our self-sustaining recovery thesis. Second quarter U.S. GDP growth was 4.6 percent, up sharply from -2.1 percent in the first quarter that was affected by the severe winter weather. We anticipate GDP growth for the third and fourth quarters of 2014 to be around 3.0%, a more normalized level than the prior quarter. Consumer confidence has continued to improve alongside consumers’ balance sheets, reflecting higher stock prices and recovery in home values. Income growth has been moderate since the second half of 2013, reflecting the slow increase in wages despite the decline in the unemployment rate to the current 5.9 percent, but still supportive of consumer spending. Ongoing geopolitical concerns and the upcoming mid-term elections in the U.S. may contribute to future periods of market volatility.

The corporate sector continues to exhibit solid fundamentals as managements have focused on reducing costs and maintaining financial flexibility. Cash flow and earnings comparisons have generally held up well, although we have seen softness in certain sectors. Capital expenditure growth has been muted but given record high corporate cash balances, improving capacity utilization, and the need to replace older infrastructure, we believe capital expenditures will increase. Strong corporate fundamentals notwithstanding, we will remain vigilant as corporations add leverage to enhance shareholder returns at the expense of creditors. We must also watch out for debt-financed mergers and acquisitions which have increased during 2014. We closely monitor our holdings for these credit-adverse risks. On balance, we remain constructive on the corporate segment of the fixed income market, including leveraged finance, where we expect default rates to remain low. Indeed, Moody’s is forecasting that the global speculative-grade default rate will increase only slightly from 2.1 percent currently to 2.6 percent in September 2015, still substantially below the long-term average default rate.

As of September 30, 2014, the Fund had a Net Asset Value (NAV) of $21.38 per share. This represents a 1.3 percent increase from $20.10 per share at March 31, 2014. On September 30, 2014, the Fund’s closing price on the New York Stock Exchange was $19.75 per share, representing a 7.62 percent discount to NAV per share, compared with a 7.96 percent discount as of March 31, 2014. The market trading discount was at 8.19 percent as of market close on October 30, 2014.

One of the primary objectives of the Fund is to maintain a high level of income. On September 10, 2014 the Board of Trustees declared a dividend payment of $0.265 per share payable November 4, 2014 to shareholders of record on October 3, 2014. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.06 per share in dividends, representing a 5.43 percent dividend yield based on the market price on October 30, 2014 of $19.51 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 09/30/14	1 Year to 09/30/14	3 Years to 09/30/14	5 Years to 09/30/14	10 Years to 09/30/14
Cutwater Select Income Fund. . . . . . . . . . . . . . . .	4.06%	10.77%	8.20%	9.26%	6.19%[2]
Barclays U.S. Credit Index[3] . . . . . . . . . . . . . . . . .	2.68%	6.64%	4.82%	6.10%	5.20%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: BNY Mellon for all periods except 10-year returns, which are from Lipper Inc.

3 – Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 10-year historical periods (shown above) reflects the 4.79 percent dilution of net asset value resulting from the rights offering in the third quarter of 2009. After adjusting for the impact of the rights offerings, we estimate the 10-year annualized return to be 6.60 percent. The returns noted in the table above are actual returns as calculated by BNY Mellon and Lipper and do not adjust for dilution from the rights offerings.

Despite volatility in U.S. Treasury yields and corporate spreads, all major fixed income sectors exhibited positive returns for the six-month period ending September 30, 2014, reflecting the fall in U.S. Treasury yields. The Fund’s returns for the period benefited from the general decline in U.S. Treasury yields as spreads widened modestly in most corporate and other non-government fixed income securities. For the six-month period ending September 30, 2014, the Fund outperformed its benchmark by 1.38 percent.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding U.S. Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2014:

Percent of Total Investments1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

On October 6, 2014, it was announced that BNY Mellon was acquiring Cutwater Holdings, LLC, parent of Cutwater Investor Services Corp. (“Cutwater”), the Fund adviser. Cutwater will operate as part of BNY Mellon Investment Management, one of the world’s leading investment management organizations and one of the top U.S. wealth managers, with $1.6 trillion in assets under management. BNY Mellon Investment Management encompasses the Bank’s affiliated investment management firms, wealth management services and global distribution companies. After completion of the acquisition, Cutwater will work closely with Insight Investment, one of BNY Mellon’s leading investment management boutiques. Further information regarding the transaction will be forthcoming to shareholders separately. Closing is expected in the first quarter of 2015.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at Net Asset Value (NAV) or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Cutwater Investment Services Corp., may be reached at 866-766-3030.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2014

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (81.66%)
AUTOMOTIVE (0.95%)
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Baa3/BBB-	$1,000	$1,478,448
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa3/BBB-	500	693,279

			2,171,727

CHEMICALS (2.96%)
Braskem Finance, Ltd., Co Gty., 5.375%, 05/02/22, 144A	Baa3/BBB-	750	740,625
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa2/BBB	500	628,417
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	455,362
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	A3/A-	500	528,851
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40, 144A	A3/A-	1,500	1,798,818
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,626,524

			6,778,597

DIVERSIFIED FINANCIAL SERVICES (14.35%)
AerCap Ireland Capital, Ltd. /AerCap Global Aviation Trust, Co. Gty., 4.50%, 05/15/21, 144A	Ba2/BB+	1,500	1,455,000
Ally Financial, Inc., Co. Gty., 7.50%, 09/15/20	B1/BB	315	363,037
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa2/A-	190	214,545
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa2/A-	500	573,491
CDP Financial, Inc., Co. Gty., 4.40%, 11/25/19, 144A	Aaa/AAA	400	439,549
Chase Capital II, Ltd. Gtd., Series B, 0.74%, 02/01/27(b),(c)	Baa2/BBB-	70	60,900
Citigroup, Inc., Sr. Unsec. Notes, 8.50%, 05/22/19	Baa2/A-	595	743,730
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa2/A-	125	185,229
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa3/BBB+	1,200	1,246,868
CoBank ACB, Sub. Notes, 7.875%, 04/16/18, 144A	N/A/A-	500	591,965
Deutsche Bank AG, Sub. Notes, 4.296%, 05/24/28(b),(c)	Ba1/BBB-	1,750	1,671,407
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	257,659
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/A-	3,000	3,883,485
General Electric Capital Corp., Jr. Sub. Notes, Series A, 7.125%, 06/15/22(b),(d)	Baa1/A+	3,500	4,051,250
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	A1/AA+	1,000	1,345,886
HSBC Capital Funding LP, Bank Gtd., 10.176%, 06/30/30, 144A(b),(d)	Baa2/BBB-	2,180	3,280,900
HSBC USA Capital Trust II, Bank Gtd., 8.38%, 05/15/27, 144A(c)	N/A/BBB-	2,500	2,534,258
ING Bank NV, Sub. Notes, 4.125%, 11/21/23(b),(c)	Baa2/BBB	2,500	2,543,575
JPMorgan Chase & Co., Jr. Sub., 7.90%, 04/30/18(b),(d)	Ba1/BBB-	2,000	2,165,000
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.40%, 07/22/20	A3/A	175	188,553
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.35%, 08/15/21	A3/A	105	112,235
Morgan Stanley, Jr. Sub. Notes, 5.45%, 07/15/19(b),(d)	Ba3/BB	2,200	2,183,500
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	Baa2/A-	300	337,064
Santander US Debt SA Unipersonal, Bank Gtd., 3.724%, 01/20/15, 144A	Baa1/BBB+	100	100,855
UBS AG Stamford CT, Sub. Notes, 7.625%, 08/17/22	NR/BBB	2,000	2,323,512

			32,853,453

ENERGY (16.82%)
Access Midstream Partners LP / ACMP Finance Corp., Co. Gty., 4.875%, 05/15/23(c)	Ba2/BB+	1,200	1,231,500
APT Pipelines, Ltd., Co. Gty., 3.875%, 10/11/22, 144A	Baa2/BBB	2,000	2,002,340
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72(b),(c)	Baa1/BBB	3,250	3,536,065
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	A1/A	850	1,144,502
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(c)	B1/B+	2,190	2,277,600
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,134,228
DCP Midstream LLC, Jr. Sub. Notes, 5.85%, 05/21/43, 144A(b),(c)	Baa3/BB	1,940	1,915,750
El Paso LLC, Sr. Sec. Notes, 8.05%, 10/15/30	Ba2/BB	1,000	1,195,000
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(c)	Baa2/BBB-	1,000	1,130,000
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	110	138,779

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ENERGY (Continued)
Gibson Energy, Inc., Sr. Unsec. Notes, 6.75%, 07/15/21, 144A(c)	Ba2/BB	$1,350	$1,431,000
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(c)	N/A/BBB-	1,000	1,072,698
KazMunayGas National Co., Sr. Unsec. Notes, 11.75%, 01/23/15, 144A	Baa3/BBB-	500	514,600
KazMunayGas National Co., Sr. Unsec. Notes, 6.375%, 04/09/21, 144A	Baa3/BBB-	500	538,850
Linn Energy LLC /Linn Energy Finance Corp., Co. Gty., 6.25%, 11/01/19(c)	B1/B	500	488,125
Lukoil International Finance BV, Co. Gty., 6.125%, 11/09/20, 144A	Baa2/BBB-	1,000	1,005,000
Lukoil International Finance BV, Co. Gty., 4.563%, 04/24/23, 144A	Baa2/BBB-	250	224,375
Motiva Enterprises LLC, Sr. Unsec. Notes, 5.75%, 01/15/20, 144A	A2/BBB+	64	71,969
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A	A2/BBB+	124	163,094
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19	Baa2/BBB	625	790,560
Oil India, Ltd., Sr. Unsec. Notes, 5.375%, 04/17/24	Baa2/N/A	1,800	1,905,192
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	A3/BBB+	250	303,625
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	A3/BBB+	750	853,125
Pride International, Inc., Co. Gty., 8.50%, 06/15/19	Baa1/BBB+	500	619,484
Pride International, Inc., Co. Gty., 6.875%, 08/15/20	Baa1/BBB+	500	589,484
Reliance Holdings USA, Inc., Co. Gty., 5.40%, 02/14/22, 144A	Baa2/BBB+	1,250	1,364,540
SEACOR Holdings, Inc., Sr. Unsec. Notes, 7.375%, 10/01/19	Ba3/BB-	1,000	1,105,000
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19	Aa1/AA	1,000	1,097,948
Transocean, Inc., Co. Gty., 7.50%, 04/15/31	Baa3/BBB-	500	522,784
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,377,079
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	814,075
Weatherford International, Ltd. Bermuda, Co. Gty., 6.75%, 09/15/40	Baa3/BBB-	2,000	2,341,980
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24	A2/A	2,539	3,500,171
Williams Cos., Inc., Sr. Unsec. Notes, 8.75%, 03/15/32	Baa3/BB+	81	102,788

			38,503,310

FOOD AND BEVERAGE (0.26%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A2/A	325	392,369
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A2/A	27	40,943
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19	Baa2/BBB-	125	155,235

			588,547

HEALTHCARE (0.66%)
Endo Financial LLC & Endo Finco, Inc., Co. Gty., 5.375%, 01/15/23, 144A	B1/B+	750	716,250
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21, 144A	Ba2/BB+	750	791,250

			1,507,500

INDUSTRIAL (3.70%)
ADT Corp., Sr. Unsec. Notes, 6.25%, 10/15/21	Ba2/BB-	1,000	1,035,000
Alcoa, Inc., Sr. Unsec. Notes, 6.15%, 08/15/20	Ba1/BBB-	640	705,382
Alcoa, Inc., Sr. Unsec. Notes, 5.95%, 02/01/37	Ba1/BBB-	244	243,553
ArcelorMittal, Sr. Unsec. Notes, 6.75%, 02/25/22	Ba1/BB+	1,200	1,288,500
ArcelorMittal, Sr. Unsec. Notes, 7.50%, 10/15/39	Ba1/BB+	405	417,150
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20	Baa3/BBB-	500	566,778
Meccanica Holdings USA, Inc., Co. Gty., 6.25%, 07/15/19, 144A	Ba1/BB+	129	139,320
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	654,718
Samarco Mineracao SA, Sr. Unsec. Notes, 5.75%, 10/24/23, 144A	N/A/BBB-	2,200	2,261,600
Waste Management, Inc., Co. Gty., 7.125%, 12/15/17	Baa2/A-	500	581,468
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa3/BBB	500	567,708

			8,461,177

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
INSURANCE (8.35%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	$1,800	$2,299,829
Allstate Corp., Jr. Sub. Notes, 6.50%, 05/15/67(b),(c)	Baa1/BBB	2,200	2,414,500
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68(b),(c)	Baa2/BBB	2,500	3,368,750
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	147,756
Liberty Mutual Group, Inc., Co. Gty., 7.00%, 03/07/67, 144A(b),(c)	Baa3/BB+	500	530,000
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB+	1,000	1,555,000
Liberty Mutual Group, Inc., Sr. Unsec. Notes, 7.00%, 03/15/34, 144A	Baa2/BBB	250	322,612
Lincoln National Corp., Jr. Sub. Notes, 6.05%, 04/20/67(b),(c)	Baa3/BBB	500	511,250
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	500	772,393
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/68, 144A(c)	Baa2/BBB	500	721,250
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(c)	Baa2/BBB	1,000	1,615,000
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	331,002
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	135,696
Prudential Financial, Inc., Jr. Sub. Notes, 5.875%, 09/15/42(b),(c)	Baa2/BBB+	2,500	2,650,000
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68(b),(c)	Baa2/BBB+	1,000	1,206,250
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67(b),(c)	A3/NR	500	541,875

			19,123,163

MEDIA (8.93%)
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,681,946
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,789,081
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	620,932
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	191,371
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,427,242
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	1,035,000
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/N/A	100	108,500
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,822,324
Numericable Group SA, Sr. Sec. Notes, 6.00%, 05/15/22, 144A(c)	Ba3/B+	530	533,975
Numericable Group SA, Sr. Sec. Notes, 6.25%, 05/15/24, 144A(c)	Ba3/B+	1,780	1,775,550
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Baa2/BBB	1,360	2,008,897
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	4,047,345
VTR Finance BV, 6.875%, 01/15/24, 144A(c)	B1/B+	1,365	1,412,775

			20,454,938

MINING (1.48%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Baa2/BBB	500	634,548
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31	Baa2/BBB	250	339,255
Rio Tinto Finance USA, Ltd., Co. Gty., 9.00%, 05/01/19	A3/A-	85	108,849
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(c)	Baa2/BBB	1,000	1,005,925
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42(c)	Baa2/BBB	1,415	1,292,912

			3,381,489

PAPER (2.05%)
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.75%, 01/11/22(c)	Baa3/BBB-	1,085	1,097,594
Smurfit Kappa Treasury Funding, Ltd., Sr. Sec. Notes, 7.50%, 11/20/25	Ba2/BB+	2,000	2,280,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Baa3/BBB	1,000	1,311,759

			4,689,353

REAL ESTATE INVESTMENT TRUST (REIT) (1.95%)
BioMed Realty LP, Co. Gty., 6.125%, 04/15/20(c)	Baa3/BBB	350	401,141
Duke Realty LP, Co. Gty., 6.50%, 01/15/18	Baa2/BBB	500	567,247
Duke Realty LP, Co. Gty., 8.25%, 08/15/19	Baa2/BBB	500	619,601
Goodman Funding Property, Ltd., Co. Gty., 6.375%, 04/15/21, 144A	Baa2/BBB	1,050	1,223,073
Health Care REIT, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(c)	Baa2/BBB	1,500	1,659,495

			4,470,557

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
TECHNOLOGY (0.29%)
Corning, Inc., Sr. Unsec. Notes, 5.75%, 08/15/40	A3/A-	$60	$71,659
NCR Corp., Co. Gtd., 5.875%, 12/15/21(c)	Ba3/BB	580	593,050

			664,709

TELECOMMUNICATIONS (9.15%)
Bharti Airtel International, Sr. Unsec. Notes, 5.35%, 05/20/24, 144A	Baa3/BBB-	2,225	2,370,938
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Baa3/BBB-	1,000	1,201,248
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30	Baa1/BBB+	2,000	2,907,956
Digicel, Ltd., Sr. Unsec. Notes, 6.00%, 04/15/21, 144A(c)	B1/N/A	500	495,000
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	Ba3/BB-	500	558,750
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	Ba3/BB-	500	518,750
GTE Corp., Co. Gty., 6.94%, 04/15/28	Baa2/BBB+	1,500	1,832,328
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(c)	Baa3/BBB-	1,000	1,004,906
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(c)	Baa3/BBB-	1,100	1,097,732
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(c)	Baa3/BBB-	500	515,292
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B1/BB-	1,500	1,432,500
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B1/BB-	1,000	1,091,250
T-Mobile USA, Inc., Co. Gty., 6.25%, 04/01/21(c)	Ba3/BB	935	944,350
T-Mobile USA, Inc., Co. Gty., 6.125%, 01/15/22(c)	Ba3/BB	60	60,300
T-Mobile USA, Inc., Co. Gty., 6.625%, 04/01/23(c)	Ba3/BB	1,325	1,354,813
T-Mobile USA, Inc., Co. Gty., 6.50%, 01/15/24(c)	Ba3/BB	60	60,750
Telecom Italia Capital SA, Co. Gty., 6.00%, 09/30/34	Ba1/BB+	1,000	978,750
Telecom Italia Capital SA, Co. Gty., 7.20%, 07/18/36	Ba1/BB+	250	267,500
Verizon Communications, Inc., Sr. Unsec. Notes, 7.75%, 12/01/30	Baa1/BBB+	1,646	2,261,509

			20,954,622

TRANSPORTATION (5.17%)
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 07/15/20, 144A	N/A/BB+	2,346	2,416,089
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(c)	Baa2/BBB	250	280,386
British Airways PLC, Pass Through Certs., 5.625%, 12/20/21, 144A	Baa3/BBB	1,363	1,451,553
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 02/02/20	Ba1/BB	210	220,281
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 05/01/22	Baa2/BBB	756	870,131
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 10/02/22	Baa3/BBB-	1,154	1,299,636
Delta Air Lines, Pass Through Certs., Series 1993, Class A2, 10.50%, 04/30/16(e)	WR/NR	339	68,152
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,981,170
Federal Express Corp., Pass Through Certs., Series 1996, Class B2, 7.84%, 01/30/18(c)	A3/BBB	864	969,503
Stena AB, Sr. Unsec. Notes, 7.00%, 02/01/24, 144A	B2/BB	1,705	1,773,200
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 08/15/21	N/A/BB+	500	518,750

			11,848,851

UTILITIES (4.59%)
Avista Corp., 5.95%, 06/01/18	A2/A-	500	568,068
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,169,117
Electricite de France SA, Sub. Notes, 5.25%, 01/29/23, 144A(b),(d)	A3/BBB+	2,000	2,032,500
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,186,053
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/BBB+	500	650,225
NextEra Energy Capital Holding, Inc., Co. Gty., Series D, 7.30%, 09/01/67(b),(c)	Baa2/BBB	1,250	1,368,125
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16	Baa1/BBB	500	541,140
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/BBB	1,000	1,158,562
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB	80	95,216
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A	Baa1/BBB	750	744,320

			10,513,326

TOTAL CORPORATE DEBT SECURITIES (Cost of $163,548,614)			186,965,319

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ASSET BACKED SECURITIES (4.41%)
ALM Loan Funding, Series 2012-7A, Class A2, 2.534%, 10/19/24, 144A(b)	NR/AA	$2,000	$2,001,760
Ares XXIII CLO, Ltd., Series 2012-1AR, Class BR1, 2.433%, 04/19/23, 144A(b)	N/A/N/A	2,000	2,000,000
Carlyle Global Market Strategies, Series 2014-3A, Class B, 3.384%, 07/27/26, 144A(b)	A2/N/A	2,500	2,487,650
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A, 0.425%, 05/25/36, 144A(b)	A3/AAA	36	33,727
Dryden XXIV Senior Loan Fund Notes, Class A, CLO, 1.664%, 11/15/23, 144A(b)	Aaa/AAA	2,500	2,501,975
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/01/37(f)	A2/AA	54	51,784
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(f)	Ca/CCC	154	96,733
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	240	254,401
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41, 144A	Baa2/BBB	633	670,017

TOTAL ASSET BACKED SECURITIES (Cost of $10,108,748)			10,098,047

COMMERCIAL MORTGAGE-BACKED SECURITIES (5.29%)
CGBAM Commerical Mortgage Trust, Series 2013-BREH, Class D, 3.004%, 05/15/30, 144A(b)	Baa3/N/A	1,790	1,791,835
Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/30, 144A	A3/A-	1,400	1,422,341
Irvine Core Office Trust, Series 2013-IRV, Class C, 3.279%, 05/15/48, 144A(b)	N/A/A	735	696,085
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AJ, 5.485%, 07/12/46(b)	Ba2/N/A	1,000	1,021,372
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.435%, 10/15/30, 144A(b)	N/A/A	2,710	2,554,023
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.36%, 11/12/41(c)	A2/N/A	2,000	2,145,538
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.991%, 08/12/45, 144A(b)	Baa2/N/A	210	227,853
Spirit Master Funding LLC, Series 2014-2A, Class A, 5.76%, 03/20/42, 144A	N/A/A+	1,629	1,802,752
TAL Advantage LLC, Series 2014-2A, Class A1, 1.70%, 05/20/39, 144A	N/A/A	457	455,374

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $12,142,208)			12,117,173

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.61%)
FHLMC Pool # 170128, 11.50%, 06/01/15	Aaa/AA+	—	183
FHLMC Pool # 360019, 10.50%, 12/01/17	Aaa/AA+	1	618
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	257	293,295
FHLMC Pool # G00182, 9.00%, 09/01/22	Aaa/AA+	1	539
FNMA Pool # 124012, 12.50%, 10/01/15	Aaa/AA+	—	423
FNMA Pool # 303022, 8.00%, 09/01/24	Aaa/AA+	13	15,630
FNMA Pool # 303136, 8.00%, 01/01/25	Aaa/AA+	6	6,408
FNMA Pool # 55192, 10.50%, 09/01/17	Aaa/AA+	3	2,767
FNMA Pool # 58991, 11.00%, 02/01/18	Aaa/AA+	2	2,287
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	535	607,159
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	297	332,060
FNMA Pool # 889554, 6.00%, 04/01/38	Aaa/AA+	71	80,520
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	15	15,641
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	14	15,986
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	15	17,180
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	8	9,411

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $1,130,593)			1,400,107

MUNICIPAL BONDS (1.51%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	219,475
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	181,937
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa3/A	1,500	2,187,210

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
MUNICIPAL BONDS (Continued)
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A3/A-	$755	$866,581

TOTAL MUNICIPAL BONDS (Cost of $2,663,760)			3,455,203

U.S. TREASURY SECURITIES (1.26%)
U.S. Treasury Note, 2.50%, 05/15/24	Aaa/AA+	1,130	1,130,706
U.S. Treasury Note, 2.375%, 08/15/24	Aaa/AA+	1,778	1,757,443

TOTAL U.S. TREASURY SECURITIES (Cost of $2,903,682)			2,888,149

		Shares
COMMON STOCK (0.02%)
MEDIA (0.02%)
Quad Graphics, Inc.		2,132	41,041

TOTAL COMMON STOCK (Cost of $84,899)			41,041

PREFERRED STOCK (1.38%)
CoBank ACB, Series F, 6.250%, 144A		20,000	2,101,250
Federal Home Loan Mortgage Corp, Series Z, 0.000% (g),(h)		53,779	553,924
US BANCORP, Series A, 3.500%		615	508,740

TOTAL PREFERRED STOCK (Cost of $3,868,939)			3,163,914

TOTAL INVESTMENTS (96.14%) (Cost $196,451,443)			220,128,953

OTHER ASSETS AND LIABILITIES (3.86%)			8,837,872

NET ASSETS (100.00%)			$228,966,825

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2014 and may have changed subsequently.
(b)	Variable rate security. Rate disclosed is as of September 30, 2014.
(c)	This security is callable.
(d)	Security is perpetual. Date shown is next call date.
(e)	Investment was in default as of September 30, 2014.
(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2014.
(g)	Non-income producing security.
(h)	Dividend was discontinued as of September 7, 2008.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2014, these securities amounted to $78,444,274 or 34.26% of net assets.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

Debs. - Debentures

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Gtd. - Guaranteed

Jr. - Junior

LLC - Limited Liability Company

Ltd. - Limited

NA - Not Available

NR - Not Rated

REIT - Real Estate Investment trust

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

WR - Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2014

Assets:
Investment in securities, at value (amortized cost $196,451,443) (Note 1)	$220,128,953
Cash	7,607,996
Receivables for investments sold	98
Interest receivable	3,344,224
Dividend receivable	36,751
Prepaid expenses	28,920

TOTAL ASSETS	231,146,942

Liabilities:
Securities purchased	2,000,000
Payable to Investment Adviser	83,723
Accrued expenses payable	96,394

TOTAL LIABILITIES	2,180,117

Net assets: (equivalent to $21.38 per share based on 10,708,597 shares of capital stock outstanding)	$228,966,825

NET ASSETS consisted of:
Par value	$107,086
Capital paid-in	217,372,775
Accumulated net investment income	235,874
Accumulated net realized loss on investments	(12,426,420)
Net unrealized appreciation on investments	23,677,510

$228,966,825

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2014

Investment Income:
Interest		$6,231,281
Dividends		74,412

Total Investment Income		6,305,693

Expenses:
Investment advisory fees (Note 4)	$510,460
Administration fees	97,898
Transfer agent fees	21,801
Trustees’ fees (Note 4)	46,894
Audit fees	12,184
Legal fees and expenses	45,962
Reports to shareholders	41,107
Custodian fees	11,311
Insurance	18,066
NYSE fee	12,259
Miscellaneous	25,858

Total Expenses		843,800

Net Investment Income		5,461,893

Realized and unrealized gain (loss) on investments:
Net realized gain from security transactions		1,472,489

Unrealized appreciation (depreciation) of investments:
Beginning of the period	21,948,864
End of the period	23,677,510

Change in unrealized appreciation of investments		1,728,646

Net realized and unrealized gain on investments		3,201,135

Net increase in net assets resulting from operations		$8,663,028

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2014 (Unaudited)	Year ended March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$5,461,893	$11,288,630
Net realized gain from security transactions (Note 2)	1,472,489	3,370,286
Change in unrealized appreciation (depreciation) of investments and warrants	1,728,646	(7,936,501)

Net increase in net assets resulting from operations	8,663,028	6,722,415

Distributions:
Distributions to shareholders from net investment income	(5,675,557)	(11,351,114)

Increase (decrease) in net assets	2,987,471	(4,628,699)
Net Assets:
Beginning of period	225,979,354	230,608,053

End of period	$228,966,825	$225,979,354

Accumulated net investment income/(loss)	$235,874	$449,538

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six Months Ended September 30, 2014 (Unaudited)		Year ended March 31,
			2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$21.10		$21.53	$20.39	$20.01	$19.10	$15.63

Net investment income	0.51		1.05	1.06	1.08	1.14 (1)	1.19
Net realized and unrealized gain (loss) on investments	0.30		(0.42)	1.16	0.45	0.92	4.31

Total from investment operations	0.81		0.63	2.22	1.53	2.06	5.50

Capital share transaction:
Dilution of the net asset value from rights offering (Note 6)	—		—	—	—	—	(0.88)

Less distributions:
Dividends from net investment income	(0.53)		(1.06)	(1.08)	(1.15)	(1.15)	(1.15)

Total distributions	(0.53)		(1.06)	(1.08)	(1.15)	(1.15)	(1.15)

Net asset value, end of period	$21.38		$21.10	$21.53	$20.39	$20.01	$19.10

Per share market price, end of period	$19.75		$19.42	$20.06	$19.74	$18.03	$17.12

Total Investment Return(2)
Based on market value	4.44	%(3)	2.44%	7.24%	16.37%	12.23%	33.60%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	228,967		225,979	230,608	218,324	214,266	125,253
Ratio of expenses to average net assets	0.74	%(4)	0.75%	0.74%	0.74%	0.79%	0.85%
Ratio of net investment income to average net assets	4.76	%(4)	5.08%	5.03%	5.37%	5.76%	6.16%
Portfolio turnover rate	14.38	%(3)	16.10%	20.39%	19.60%	19.91%	15.40%
Number of shares outstanding at the end of the period (in 000’s)	10,709		10,709	10,709	10,709	10,709	6,559

(1)	The selected per share data was calculated using the average shares outstanding method.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Significant Accounting Policies – The Cutwater Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board of Trustees. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At September 30, 2014, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2014.

	Total Market Value at 09/30/14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs†
CORPORATE DEBT SECURITIES	$186,965,319	$—	$186,965,319	$—
ASSET BACKED SECURITIES	10,098,047	—	8,098,047	2,000,000
COMMERCIAL MORTGAGE-BACKED SECURITIES	12,117,173	—	12,117,173	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	1,400,107	—	1,400,107	—
MUNICIPAL BONDS	3,455,203	—	3,455,203	—
U.S. TREASURY SECURITIES	2,888,149	—	2,888,149	—
COMMON STOCK*	41,041	41,041	—	—
PREFERRED STOCK	3,163,914	3,163,914	—	—
TOTAL INVESTMENTS	$220,128,953	$3,204,955	$214,923,998	$2,000,000

*	See Schedule of Investments for industry breakout.

†	All assets in Level 3 as of September 30, 2014 were valued using broker quotes.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

Asset Backed Securities (Market Value)
Balance as of March 31, 2014	$—
Accrued discounts/premiums	—
Realized loss	—
Change in unrealized appreciation (depreciation)	—
Purchases	2,000,000
Transfer into Level 3	—

Balance as of September 30, 2014	$2,000,000

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the six months ended September 30, 2014, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2011-2013) or expected to be taken on the Fund’s 2014 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2014 and 2013 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2014	$11,351,114	$ —	$ —	$11,351,114
FY 2013	$11,592,057	$ —	$ —	$11,592,057

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

At March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Total*	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$8,499,493	$1,289,606	$(13,840,511)	$ —	$21,050,398

*	Temporary differences include book amortization and book accretion.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act are in effect for the Fund’s fiscal year ended March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of March 31, 2014, the capital loss carryovers available to offset possible future capital gains and the expiration dates from pre-enactment taxable years were as follows:

Amount	Expiration Date
$ 3,483,590	2016
10,295,168	2017
61,753	2018

There were no post-enactment capital loss carryovers as of March 31, 2014.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2014, the Fund did not elect to defer losses.

At September 30, 2014, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$196,451,443	$23,677,510	$25,739,906	$(2,062,396)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2014:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$2,903,695	$152,099
Other Investment Securities	$29,024,833	$33,538,481

Note 3 – Capital Stock – At September 30, 2014, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration and Trustee Compensation – Cutwater Investor Services Corp. (“Cutwater”) serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2014 was $46,894. Certain officers of the Fund are also directors, officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of September 30, 2014, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2014 the Fund issued no shares under this Plan.

Note 6 – Rights Offering – On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund’s prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $550,332 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,507,954. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Note 7 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event.

On October 6, 2014, MBIA Inc. (“MBIA”) and The Bank of New York Mellon (“BNY Mellon”) announced an agreement pursuant to which BNY Mellon will acquire MBIA’s asset management business through the purchase of Cutwater Holdings, LLC (“CHL”) (d/b/a Cutwater Asset Management) (the “Transaction”). MBIA is primarily a monoline insurance company that is refocusing on its core municipal bond insurance business and is choosing to exit the asset management industry. Cutwater Investor Services Corp. (the “Adviser”), the Fund’s investment adviser, is a wholly-owned subsidiary of CHL, which is currently a wholly-owned subsidiary of MBIA. As a result of the Transaction, the Adviser would become an indirect wholly owned subsidiary of BNY Mellon. Cutwater will operate as part of BNY Mellon Investment Management, which encompasses BNY Mellon’s affiliated investment management firms, wealth management services and global distribution companies. After completion of the Transaction, Cutwater will work closely with Insight Investment, one of BNY Mellon’s leading investment management boutiques.

The Transaction is expected to close in the beginning of the first quarter of 2015. Because consummation of the Transaction will constitute a change in control of the Adviser, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in the assignment and automatic termination of the Fund’s current investment advisory agreement with the Adviser dated June 30, 2006 (the “Current Agreement”). Accordingly, shareholders of the Fund will be asked to approve a new advisory agreement with the Adviser at a special meeting expected to take place on or about December 10, 2014.

The Adviser will continue to provide services to the Fund pursuant to the Current Agreement until a new agreement is approved by Fund shareholders or the change of control is effected. In order for Cutwater to provide uninterrupted services to Fund if the change of control occurs prior to approval of the new agreement by shareholders, at an in-person meeting held on October 21, 2014, the Board of Trustees of the Trust approved an interim agreement between the Fund and the Adviser, to be executed upon such change of control.

The interim agreement is substantially identical to the Current Agreement (with the exception of different effective dates, termination dates and escrow provisions relating to the Adviser’s advisory fees) and will not result in changes in the day-to-day management of the Fund by the Adviser, its investment objective, fees or services provided. The new advisory agreement is expected to be substantially identical to the Current Agreement and will be submitted for shareholder approval at a special meeting expected to take place on or about December 10, 2014.

A discussion regarding the basis for the Board’s approval of the interim and proposed advisory agreements also will be available in the proxy materials for the special meeting of shareholders and in the Fund’s next annual or semiannual reporting period ending after the dates of such approval.

SHAREHOLDER INFORMATION (Unaudited)

EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

During the semi-annual period ended September 30, 2014, at an in-person meeting held on September 10, 2014, the Board of Trustees (“Board” or “Trustees”), including a majority of those trustees who are not “interested persons” as such term is defined in the 1940 Act (“Independent Trustees”), unanimously approved the continuation for an additional one-year period of the existing investment advisory agreement dated October 31, 2005 and amended and restated June 30, 2006 (the “Agreement”) between the Cutwater Select Income Fund (the “Fund”) and Cutwater Investor Services Corp. (the “Adviser”). As of September 30, 2014, the Adviser is a wholly owned subsidiary of Cutwater Holdings, LLC, which is a wholly owned subsidiary of MBIA, Inc. (“MBIA”). The Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the “vote of a majority of the outstanding voting securities” of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

Before meeting to determine whether to approve the continuance of the Agreement, the Trustees considered information by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser and MBIA, (vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (x) the compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, and (xi) its proxy voting policies. Included with this information was also information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees had also received a copy of the Agreement and the Adviser’s current Form ADV. The Trustees were also provided with a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.

Representatives of the Adviser joined the September 10, 2014 meeting to discuss the Adviser’s history, performance, investment strategy, and compliance program in connection with the renewal of the Agreement.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuance of the Agreement, the Trustees considered many factors. In addition to the information provided by the Adviser as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with the Adviser with respect to the Fund, as provided in the Agreement, including the investment advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. In making their decision, the Trustees gave attention to the information furnished. The

SHAREHOLDER INFORMATION (Unaudited) — continued

following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services provided by the Adviser to the Fund. The Trustees considered the Adviser’s personnel and the depth of the Adviser’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by the Adviser, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue.

Investment Performance. The Trustees considered the overall investment performance of the Adviser and the Fund since the Adviser was appointed the Fund’s investment adviser on June 2, 2005. The Trustees reviewed and considered comparative performance data and the Fund’s performance relative to eight (8) other non-leveraged investment grade corporate bond closed-end funds with similar investment objectives, strategies and policies (the “Peer Group”) and its respective benchmark index, the Barclays U.S. Credit Index, which is comprised primarily of U.S. investment grade corporate bonds, and its peer group rankings.1 The Trustees noted that the Fund outperformed its Peer Group average and benchmark, as measured by net asset value, for the one, three, five and ten year periods ended June 30, 2014. The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. They concluded that the performance of the Fund and the Adviser represented superior performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

Comparative Expenses. The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed MBIA’s financial statements for the fiscal year ended December 31, 2013. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees noted that the Fund’s advisory fee was in line with the average and median advisory fee of the Peer Group. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund. On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser is reasonable in light of the services to be provided.

[1]

The Peer Group consisted of the following closed-end funds: Fort Dearborn Income Securities, Inc.; Invesco Bond Fund; MFS Intermediate Income Trust; Montgomery Street Income Securities, Inc.; Morgan Stanley Income Securities, Inc.; TransAmerica Income Shares Inc.; Western Asset Income Fund; and Western Asset Investment Grade Defined Opportunity Trust Inc. The average and median net assets of the Peer Group are approximately $241 million and $185 million, respectively, based on each fund’s latest Form N-Q or N-CSR filing.

SHAREHOLDER INFORMATION (Unaudited) — continued

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points reduction in the advisory fee of 10 basis points on assets in excess of $100 million. However, the Trustees noted that the opportunity for asset growth was limited because the Fund is a closed-end fund.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Agreement. The Board concluded that the investment advisory fee rate under the Agreement is reasonable in relation to the services provided and that continuation of the Agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund. On these bases, the Trustees concluded that the investment advisory fees for the Fund under the Agreement are reasonable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 16, 2014. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast in Favor	Withheld
W. Thacher Brown	7,673,231	1,407,756
Ellen D. Harvey	8,889,493	191,494
Thomas E. Spock	8,891,460	189,527
Suzanne P. Welsh	8,846,176	234,811
Gautam Khanna	8,838,511	242,476

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/cutwater-select-income-fund-characteristics.aspx.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2014 was 1.23%.

For the year ended March 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.23% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2015.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as

SHAREHOLDER INFORMATION (Unaudited) — continued

long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.cutwater.com.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

GAUTAM KHANNA

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R    S

CLIFFORD D. CORSO

President

JOSEPH L. SEVELY

Treasurer

THOMAS E. STABILE

Assistant Treasurer

LEONARD CHUBINSKY

Secretary

MICHELLE HOUCK

Vice President/Chief Compliance Officer

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M   E   N   T     A   D   V   I   S   E   R

CUTWATER INVESTOR SERVICES CORP.

113 KING STREET

ARMONK, NY 10504

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E   R    A   G    E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

Pittsburgh, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N    D   E   N   T    R   E   G   I   S   T   E   R    E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Cutwater Select Income Fund

Semi-Annual Report

September 30, 2014

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cutwater Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	December 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	December 4, 2014

By (Signature and Title)*	/s/ Joseph L. Sevely
Joseph L. Sevely, Treasurer
(principal financial officer)

Date	December 4, 2014

*	Print the name and title of each signing officer under his or her signature.